UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

APPLIED BIOSYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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News Release	301 Merritt 7 Norwalk, CT 06851 U.S.A. T (203) 840-2000 www.appliedbiosystems.com

Contact
Investors and Media
Peter Dworkin
650.554.2479
peter.dworkin@appliedbiosystems.com

FOR IMMEDIATE RELEASE

APPLIED BIOSYSTEMS SETS DATE FOR SPECIAL MEETING
OF SHAREHOLDERS TO VOTE ON PROPOSED MERGER
WITH INVITROGEN CORPORATION

NORWALK, CT. -- August 25, 2008 – Applied Biosystems Inc. (NYSE: ABI) today announced it has set the date for a special meeting of its shareholders to consider the proposed merger with Invitrogen Corporation.  The special meeting of shareholders will be held on October 16, 2008, at 9:30 a.m. EDT. Applied Biosystems shareholders of record as of the close of business on September 5, 2008 will be entitled to vote at the special meeting. The Company expects to commence mailing the proxy statement and all relevant materials to Applied Biosystems shareholders the week of September 8, 2008. Approval of both companies’ shareholders is a condition to the closing of the transaction.  The transaction is also subject to the approval of the European Commission and other customary closing conditions.

As previously announced on June 12, 2008, the Boards of Directors of Invitrogen and Applied Biosystems Inc. (formerly known as Applera Corporation) approved a definitive merger agreement under which Invitrogen will acquire all of the outstanding stock of Applied Biosystems Inc. in a cash and stock transaction valued at $6.7 billion.

Shareholders who have questions about the merger, including their rights to elect to receive their merger consideration in all cash or all stock, subject to proration, or need assistance in submitting their proxy or voting their shares should contact the Company's proxy solicitor, Morrow & Co., Inc., toll-free at (800) 607-0088.

About Applied Biosystems Inc.
Applied Biosystems Inc. (formerly known as Applera Corporation) is a global leader in the development and marketing of instrument-based systems, consumables, software, and services for academic research, the life science industry and commercial markets. Driven by its employees' belief in the power of science to improve the human condition, the company commercializes innovative technology solutions for DNA, RNA, protein and small molecule analysis. Customers across the disciplines of academic and clinical research, pharmaceutical research and manufacturing, forensic DNA analysis, and agricultural biotechnology use the company’s tools and services to accelerate scientific discovery, improve processes related to drug discovery and development, detect potentially pathogenic microorganisms, and identify individuals based on DNA sources. Applied Biosystems has a comprehensive service and field applications support team for a global installed base of high-performance genetic and protein analysis solutions. Applied Biosystems Inc. is headquartered in Norwalk, CT. Information about Applied Biosystems, including reports and other information filed by the company with the Securities and Exchange Commission, is available at http://www.appliedbiosystems.com. All information in this news release is as of the date of the release, and Applied Biosystems does not undertake any duty to update this information unless required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed transaction, Invitrogen and Applied Biosystems have filed a proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC.  The final joint proxy statement/prospectus will be mailed to shareholders of both companies. Investors and security holders are urged to read it in its entirety because it will contain important information about Invitrogen and Applied Biosystems and the proposed transaction.  Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents at the SEC’s web site at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Applied Biosystems by directing such requests to: Applied Biosystems, Inc., Attention: Investor Relations 850 Lincoln Center Drive, Foster City, CA 94404.

PARTICIPANTS IN THE SOLICITATION
Invitrogen and Applied Biosystems and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information concerning all of the participants in the solicitation is included in the proxy statement relating to the proposed merger.  Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Applied Biosystems Investor Relations, telephone: (650) 554-2449 or on Applied Biosystems’ web site at http://www.appliedbiosystems.com.

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FORWARD LOOKING STATEMENTS

Some statements made by Applied Biosystems Inc. (formerly Applera Corporation, the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger contemplated in the Agreement and Plan of Merger, dated as of June 11, 2008, among Invitrogen, Atom Acquisition, LLC and the Company, Invitrogen has filed with the SEC a Registration Statement on Form S-4 on August 4, 2008, containing a preliminary joint proxy statement of the Company and Invitrogen.  The Registration Statement has not yet become effective.  The Company and Invitrogen will mail the final joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the final joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the final joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The final joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.appliedbiosystems.com or at Invitrogen’s website at http://www.invitrogen.com.

PARTICIPANTS IN THE SOLICITATION

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the final joint proxy statement when it becomes available.  You can find information about Company’s executive officers and directors in the final joint proxy statement when it becomes available. You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.